Exhibit 99.1
SHAREHOLDER May 1, 2023 MEETING Nasdaq: CNSL consolidated.com Exhibit 99.1

Robert J. Currey Chairman Thomas A. Gerke Director Andrew S. Frey Director Roger H. Moore Director David G. Fuller Director C. Robert Udell, Jr. President, CEO and Director Marissa M. Solis Director Maribeth S. Rahe Director Board of Directors

BUSINESS MEETING Nasdaq: CNSL consolidated.com

Proposals 1. To elect the eight directors named in our Proxy Statement to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To conduct an advisory vote on the approval of the compensation of our named executive officers. 4. To conduct an advisory vote on the frequency of the say-on-pay vote. 5. To approve a proposed amendment to the Consolidated Communications Holdings, Inc. Long-Term Incentive Plan, as amended, to increase the number of shares of common stock that can be issued thereunder by 5,280,000 shares.

COMPANY UPDATE

Safe Harbor Statement Certain statements in this presentation, including those relating to the current expectations, plans, strategies, and anticipated financial results, including year over year revenue and EBITDA growth in 2024, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies and anticipated financial results. There are a number of risks, uncertainties and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements, including: significant competition in all parts of our business and among our customer channels; our ability to adapt to rapid technological changes; shifts in our product mix that may result in a decline in operating profitability; public health threats, including the COVID-19 pandemic; continued receipt of support from various funds established under federal and state laws; disruptions in our networks and infrastructure and any related service delays or disruptions could cause us to lose customers and incur additional expenses; cyber-attacks may lead to unauthorized access to confidential customer, personnel and business information that could adversely affect our business; our operations require substantial capital expenditures and our business, financial condition, results of operations and liquidity may be impacted if funds for capital expenditures are not available when needed; our ability to obtain and maintain necessary rights-of-way for our networks; our ability to obtain necessary hardware, software and operational support from third-party vendors; substantial video content costs continue to rise; our ability to enter into new collective bargaining agreements or renew existing agreements; our ability to attract and/or retain certain key management and other personnel in the future; risks associated with acquisitions and the realization of anticipated benefits from such acquisitions; increasing attention to, and evolving expectations for, environmental, social and governance initiatives; unfavorable changes in financial markets could affect pension plan investments; weak economic conditions, and the other risk factors described in Part I, Item 1A of Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this presentation. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to us and speak only as of the date they are made. Except as required under federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. Non-GAAP Measures This presentation includes certain non-GAAP historical and forward-looking financial measures, including but not limited to “EBITDA.” In addition to providing key metrics for management to evaluate the Company’s performance, we believe these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. See additional information and a reconciliation of these non-GAAP measures to the nearest comparable GAAP measures in Q4 2022 financial results press release. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non-GAAP measures differently from other companies. The Company’s 8-K, Form 10-K, Form 10-Q and other filings should be read in conjunction with this presentation as they contain additional important details on the quarterly results.

2.6M total passings 1M Total fiber Gig+ capable passings Data as of 12/31/22; * Full-year 2022 including discontinued operations 123K Fiber Gig+ capable broadband connections 57,900 fiber route miles $1.2B Revenue $414M Adjusted EBITDA* Fidium is Consolidated’s consumer/SMB fiber broadband service offering symmetrical multi-gig speeds. Consolidated Communications Overview Transforming from a copper-based telco into a leading fiber provider Key Operational & Financial Metrics

Transformation from Wireline to Fiber Provider  Growth plan set/Searchlight partnership  Global Refinancing  Launched  Fiber coverage of 22%  Added 15K new fiber subs  Total net positive consumer broadband adds  Fiber coverage of 38% (1M passings)  Added 40K new consumer fiber subs  2021 cohort penetration of 15.1%  Bolstered liquidity > $600M of divestitures  Launched  Leadership realignment • Fiber coverage of nearly 50% • Y/Y Revenue and EBITDA growth beginning in 2024 • EBITDA CAGR of mid-teens • Fiber coverage > 70% • Operating expense leverage as revenue grows Executing on a multi-year plan to upgrade 70% of footprint to fiber Achievement of milestones support a return to growth  Elimination of dividend

Fiber Investment Thesis

Strong Fiber Market Dynamics

Superior Product

Growing Data Demand

Future Proof Technology

Proven, Valuable Assets

CNSL Advantages

Incumbent Position Provides Advantages

- Existing conduit capacity and pole access where we have aerial fiber; aerial fiber access to 80% of Northern New England
- Experienced teams, contractor resources and strong build partners
- Owned or leased local and long-haul fiber network

Favorable Unit Costs

- ~$650 average cost per fiber passing
- ~$750 - $800 average direct cost to connect

Fiber-Rich Network

- 57,900 fiber route miles

Consolidated communications

Consolidated’s Fiber Build Plan Projected Fiber Passings, % of total passings Build Plan Highlights 2022 • 400,000 upgrades in 2022, ~1 million fiber locations or 38% of Company’s service area 2023 • Build target of >225k fiber passings • Fiber target of nearly 50% of total passings at YE, a near 5x increase since 2020 2026 • 2 million total fiber passings or > 70% of total passings Awarded approx. $150M of broadband, government partnership funds since 2019 • Actively pursuing ~$100M of additional broadband government partnership opportunities • Build pace to be synched up with these awards Consolidated has 2.6M total passings (1.7M passings in Northern New England). Full build plan includes ~ 1.6M total fiber upgrades, of which ~1.1M upgrades are planned in Northern New England. Remaining upgrades are in TX, CA, MN, IL, PA. >7x increase in fiber passings Fiber passings Fiber passings to be built 10% 22% 38% ~47% >70% 275K 606K 1M >1.225M ~2M 2020 2021 2022 2023E 2024-2026E ~ 775k >225k

Bob Udell President and Chief Executive Officer Fred Graffam Executive Vice President and Chief Financial Officer Gaurav Juneja President of Consumer John Lunny Chief Technology Officer Dan Stoll President of Commercial and Carrier Jennifer Spaude Sr. VP of Corporate Communications Garrett Van Osdell Chief Legal Officer and Corporate Secretary Gabe Waggoner Executive Vice President of Operations Team focused on leveraging fiber investments through execution and accelerated growth Executive Management Team Realignment

Strategic Priorities For 2023 Executing on our Fiber Growth Plan Increase Fiber Penetration Across the Business Consumer Broadband, Commercial and Carrier Data-Transport Deliver Improved Customer Experience Increasing Net Promoter Scores Drive Operational Efficiencies Improved Unit Costs

Committed to Sustainability and ESG Priorities • Heightened focus on environmental and sustainability initiatives • Building more energy-efficient fiber networks while decommissioning copper networks • Implemented energy conservation and efficiency initiatives though programs to modernize operations including: LED lighting, green fleet purchases and recycling programs • Secured new community solar agreements supporting local renewable energy efforts • Committed to highest standards of legal and ethical business conduct through Code of Business Conduct for directors, officers, employees, customers and vendors • 7 of 8 board members are independent (2) • Board gender diversity: 25% women • Healthy board refreshment: 3 of 8 board members have tenure of less than 5 years • Named U.S. Best in Class Employer(1) by Gallagher for 2nd year in a row • Maintained safety-first work environment; employees completed 36.6k safety, compliance and training modules over 16k hours • Employees reported 6,600 community volunteer hours in 2022. Company launched CCI Cares Program to further support volunteer efforts. $1.9M in support to more than 450 community nonprofit organizations in 2022 • Consolidated DEI Council focused on advancing initiatives across the Company including training, education and resources (1) Gallagher’s 2022 Benefits Strategy and Benchmarking Survey (Participants); (2) per Rule 5605(a)(2) of NASDAQ’s Marketplace Rules. Additional information can be obtained at https://www.consolidated.com/about-us/esg Committed to preserving and sustaining the natural environment Making a difference for employees and the communities we serve Guided by responsible governance practices Environmental Social Governance

QUESTIONS